UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 11, 2005

FIBERSTARS, INC.

(Exact name of registrant as specified in its charter)

California	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44259 Nobel Drive
Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

(510) 490-0719

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 11, 2005, we entered into a sublease agreement with Venture Lighting International, Inc. (“VLI”).  The Registrant currently subleases 32,500 square feet at 32000 Aurora Road, Solon, Ohio 44139 from VLI. Pursuant to this agreement, the Registrant will sublease up to an additional 47,125 square feet for a term of three (3) years and six (6) months, effective as of July 1, 2005.  Currently, the Registrant pays a monthly rent of $34,113, which will increase incrementally as it occupies more space.  Once fully occupied in January 2007, the rent will be $50,116 per month.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Sublease between Venture Lighting International, Inc. and the Registrant dated as of November 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2005

FIBERSTARS, INC.

By	/s/ Robert A. Connors
Name:	Robert A. Connors
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sublease between Venture Lighting International, Inc. and the Registrant dated as of November 11, 2005.